UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

AVITA Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AVITA Medical, Inc. (the “Company”) entered into an Executive Employment Agreement (the “Agreement”) with David O’Toole with an effective date of June 15, 2023 (the “Effective Date”), pursuant to which Mr. O’Toole will serve as the Company’s Chief Financial Officer. Mr. O’Toole, age 64, has more than 30 years of experience in global corporate finance, capital markets, and accounting across biotech and life sciences companies.

Mr. O’Toole most recently served as CFO of Opiant Pharmaceuticals, a publicly traded biopharmaceutical company developing treatments for addiction and drug overdose, from September 2017 until its acquisition by Indivior PLC in March 2023. Prior to that, he served as CFO of Soleno Therapeutics, a public company focused on the development and commercialization of novel therapeutics for the treatment of rare diseases, beginning in July 2014. Prior to Soleno, Mr. O’Toole held the role of CFO for three publicly traded life sciences companies where he built and led high-performance teams. Prior to his CFO experience, Mr. O’Toole spent 24 years in public accounting, including 16 years with Deloitte & Touche LLP. He holds a Bachelor of Science in accounting from the University of Arizona and is a Certified Public Accountant (non-active).

No family relationship exists between Mr. O’Toole and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. O’Toole and any other person pursuant to which Mr. O’Toole was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Mr. O’Toole had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Executive Employment Agreement

The Company entered into the Agreement with Mr. O’Toole, effective as of June 15, 2023 (the “Effective Date”), related to Mr. O’Toole’s service as the Chief Financial Officer. The Agreement has no specified term and will be on an at-will basis.

Base Salary. Mr. O’Toole will be paid an annual base salary of $450,000.00 per year, subject to applicable tax deductions and withholdings, beginning on the Effective Date and payable in regular installments in accordance with the customary payroll practices of the Company. Mr. O’Toole’s salary will be subject to annual review by the Company’s Board of Directors (the “Board”) and may be increased in the sole discretion of the Board.

Annual Performance Bonus. In addition to the base salary, Mr. O’Toole shall be eligible to receive an annual performance bonus based upon the Company’s performance and Mr. O’Toole’s performance for the preceding year as measured against certain performance targets as determined by the Board. The amount of the annual performance bonus shall be 40% of Mr. O’Toole’s base salary. For 2023, Mr. O’Toole will be eligible to receive an annual performance bonus of up to 40% of the pro-rata share of the base salary (excluding any other bonus or compensation) Mr. O’Toole earned in 2023. At the sole discretion of the Board, Mr. O’Toole may be entitled to an additional amount of up to 50% of the annual performance bonus based upon performance. For the annual performance bonus to be deemed earned, and in order to be eligible and entitled to receive any annual performance bonus payment, Mr. O’Toole must be employed by and not have given notice of resignation to the Company or have been given notice of termination by the Company at the time the annual performance bonus is determined and paid to Mr. O’Toole.

Equity. Subject to approval of the Board, Mr. O’Toole shall be eligible to receive 150,000 options which will vest in three equal annual installments beginning on the completion of Mr. O’Toole’s first year of service, issued under the Company’s 2020 Omnibus Incentive Plan within thirty (30) days of the Effective Date.

Termination. In the event that the Company terminates Mr. O’Toole’s employment for “Cause” (as defined in the Agreement) or Mr. O’Toole resigns without “Good Reason” (as defined in the Agreement), Mr. O’Toole will be entitled to receive his unpaid base salary earned through his last day of employment, accrued but unused vacation pay, and vested benefits through and including his last day of employment.

In the event that the Company terminates Mr. O’Toole without Cause or he resigns with Good Reason, the Company will pay him 12 month’s of his annual base salary in effect at such time and provide health benefits for 12 months following termination. Upon such termination or resignation, Mr. O’Toole’s unvested stock options will vest and be exercisable for three months.

The Agreement includes certain restrictive covenants, including covenants related to not competing with the Company and not soliciting employees or customers

The foregoing summary of the material terms of the Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of such agreement, a copy of which will be filed as an exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Item 7.01	Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release announcing the appointment of Mr. O’Toole as Chief Financial Officer, a copy of which is furnished herewith as Exhibit 99.1.

The information under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of AVITA Medical, Inc. dated June_15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

AVITA MEDICAL, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel